SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 16, 2002
Date of Report

Catapult Communications Corporation
(Exact name of Registrant as specified in its charter)

Nevada	000-24701	77-0086010
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

160 South Whisman Road, Mountain View, California 94041
(Address of principal executive offices)

(650) 960-1025
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events

On July 16, 2002, Catapult Communications Corporation issued the following press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Any forward-looking statements in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from those stated.  Factors that could cause or contribute to such differences include those discussed in Catapult Communications Corporation’s Form 10-K for the year ended September 30, 2001 and Form 10-Q for the quarter ended March 31, 2002.  Any forward-looking statements in this Current Report reflect management’s opinions only as of the date hereof, and Catapult Communications Corporation assumes no obligation unless required by law to revise or publicly release the results of any revision to any such forward-looking statements.

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits.  The following exhibit is being filed herewith.

(99.1) Press Release, dated July 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2002	Catapult Communications Corporation

	By:	/s/ Chris Stephenson
Chris Stephenson
Vice President and Chief Financial Officer

2

CATAPULT COMMUNICATIONS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description
(99.1)	Press Release, dated July 16, 2002